UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2018

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01 Other Events.

On September 13, 2018, MagneGas Corporation (the “Company”) issued a press release announcing that the Company generated sales of $0.9 million for the month of August, as compared to $0.46 million in August 2017, representing a 95% increase. The sales growth resulted from MagneGas’ expansion into California, Texas and Louisiana through its three acquisitions made earlier in 2018. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

On September 11, 2018, the Company became a party to an Assignment and Acceptance Agreement, which assigned seventy-five percent of First Choice International Company Inc.’s right, title and interest to that certain Final Securities Purchase Agreement entered into on August 28, 2018 and originally disclosed in the Company Current Report on Form 8-K filed on September 4, 2018, the fully executed final version of which is attached hereto as Exhibit 99.4, to Alto Opportunity Master Fund SPC – Segregated Portfolio B. The above description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by the full text of such Assignment and Assumption Agreement, which is incorporated herein and attached hereto as Exhibit 99.2.

On September 11, 2018, the Company became a party to an Assignment and Acceptance Agreement, which assigned twenty-five percent of First Choice International Company Inc.’s right, title and interest to that certain Final Securities Purchase Agreement entered into on August 28, 2018, and originally disclosed in the Company Current Report on Form 8-K filed on September 4, 2018, the fully executed final version of which is attached hereto as Exhibit 99.4, to Hudson Bay Master Fund. The above description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by the full text of such Assignment and Assumption Agreement, which is incorporated herein and attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 13, 2018, issued by MagneGas Corporation.
99.2	Assignment to Alto Opportunity Master Fund SPC – Segregated Portfolio B
99.3	Assignment to Hudson Bay Master Fund
99.4	Final Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2018

MAGNEGAS CORPORATION

/s/ Ermanno Santilli
By:	Ermanno Santilli
Its:	Chief Executive Officer